DISTRIBUTIONS	12 Months Ended
Dec. 31, 2018
Distributions [Abstract]
DISTRIBUTIONS
DISTRIBUTIONS
For the year ended December 31, 2018, distributions to partnership unitholders were $742 million or $1.88 per unit (2017: $651 million or $1.74 per unit, 2016: $535 million or $1.55 per unit). Additionally, incentive distributions were made to the special general partner of $136 million (2017: $113 million, 2016: $80 million).
On February 5, 2019, the Board of Directors of our General Partner approved a 7% increase in our quarterly distribution to $0.5025 per unit, payable on March 29, 2019 to unitholders on record as of the close of business on February 28, 2019.
For the year ended December 31, 2018, our partnership declared preferred unit distributions of $41 million or $0.97 per preferred unit on a prorated basis (2017: $30 million, 2016: $13 million).